                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of May 31, 2001, among AMERICAN CELLULAR CORPORATION (SUCCESSOR BY MERGER TO ACC ACQUISITION CO.), a Delaware corporation ("BORROWER"), Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement (hereinafter defined).

         Reference is made to the Credit Agreement, dated as of February 25, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, as BORROWER, Administrative Agent, CIBC World Markets Corp. and Barclays Bank PLC as CO-DOCUMENTATION AGENTS, Lehman Commercial Paper Inc. and TD Securities (USA) Inc., as CO-SYNDICATION AGENTS, and certain Managing Agents, Co-Agents, and Lenders party thereto.

         Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Credit Agreement, and all Paragraph references herein are to Paragraphs in this Amendment.

                                 R E C I T A L S

         A. Borrower issued $450,000,000 of Subordinated Notes in March 2001. Borrower proposes to issue $250,000,000 of Additional Subordinated Notes on substantially the same terms as the March 2001 issuance (the "ADDITIONAL SUBORDINATED NOTES"). A portion of the proceeds of the Additional Subordinated Notes will be used as follows: (i) to pay fees, costs, and expenses associated with the issuance of the Additional Subordinated Notes and this Amendment, (ii) to fund an interest reserve account, which will be used to pay the initial four semi-annual scheduled interest payments under the Additional Subordinated Notes, and (iii) to prepay the Principal Debt in the manner required by SECTION 3.3(b).

         B. Borrower has requested certain amendments under the Credit Agreement, and the Lenders party hereto are willing to grant and agree to such amendments, but only upon the conditions, among other things, that Borrower, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1.      AMENDMENTS.

         1.1       DEFINITIONS.

         (a) The definition of "SUBORDINATED NOTES" is deleted in its entirety and replaced with the following definition:

                  "SUBORDINATED NOTES means the March Subordinated Notes and the Additional Subordinated Notes."

         (b) The following definitions of "ADDITIONAL SUBORDINATED NOTES" and "MARCH SUBORDINATED NOTES" shall be alphabetically inserted in SECTION 1.1 to read, as follows:

                  "ADDITIONAL SUBORDINATED NOTES means the Additional Subordinated Reserve Notes issued by Borrower in May or June 2001, SO LONG AS (a) the aggregate original principal amount of such Additional Subordinated Notes does not exceed $250,000,000, (b) the maturity date of such Additional Subordinated Notes is no earlier than September 30, 2009, (c) the interest payable under the Additional Subordinated Notes for the initial four semi- annual scheduled interest payments has been deposited in the Escrow Account, (d) such Additional Subordinated Notes are unsecured and do not require any principal payments prior to the maturity of the Additional Subordinated Notes, and (e) all terms and conditions of the Additional Subordinated Notes and the documents and agreements evidencing and establishing the Additional Subordinated Notes (including, without limitation, the subordination provisions) shall be substantially the same as the March Subordinated Notes (OTHER THAN the interest rate applicable to such Additional Subordinated Notes), together with any permitted refinancings, exchanges, or conversion thereof or substitutions therefor by any Company issued in the form of Debt or equity interests which satisfy the requirements of
                  SECTION 9.31(iii)."

                  "MARCH SUBORDINATED NOTES means the Subordinated Reserve Notes issued by Borrower in March 2001, SO LONG AS (a) the aggregate original principal amount of such March Subordinated Notes does not exceed $450,000,000, (b) the maturity date of such March Subordinated Notes is no earlier than September 30, 2009, (c) the interest payable under the March Subordinated Notes for the initial four semi-annual scheduled interest payments has been deposited in the Escrow Account, (d) such March Subordinated Notes are unsecured and do not require any principal payments prior to the maturity of the March Subordinated Notes, and (e) all terms and conditions of the March Subordinated Notes and the documents and agreements evidencing and establishing the March Subordinated Notes (including, without limitation, the subordination provisions) are acceptable to Administrative Agent (in its sole discretion), together with any permitted refinancings, exchanges, or conversion thereof or substitutions therefor by any Company issued in the form of Debt or equity interests which satisfy the requirements of SECTION 9.31(III)."

         1.2 MANDATORY PREPAYMENTS. SECTION 3.3(b)(vii) is amended by changing all references to "SUBORDINATED NOTES" therein to "MARCH SUBORDINATED NOTES".

         1.3 FINANCIAL COVENANTS.

         (a) The Debt Service Coverage Ratio covenant set forth in SECTION 9.30(b) is amended by substituting the following table for the table set forth at the end of such Section:

             -------------------------------------------------------------------
                          PERIOD                     DEBT SERVICE COVERAGE RATIO
             -------------------------------------------------------------------
             On and after the Closing Date, to               1.10 to 1.00
               and including March 30, 2001
             -------------------------------------------------------------------


             -------------------------------------------------------------------
                          PERIOD                     DEBT SERVICE COVERAGE RATIO
             -------------------------------------------------------------------
             On and after March 31, 2001, to                 1.075 to 1.00
             and including September 29,
             2001
             -------------------------------------------------------------------
             On and after September 30, 2001,                1.10 to 1.00
             to and including
             December 30, 2001
             -------------------------------------------------------------------
             On and after December 31, 2001,                 1.20 to 1.00
             to and including March  30, 2002
             -------------------------------------------------------------------
             On and after March 31, 2002,  to                1.25 to 1.00
             and including
             September 29, 2002
             -------------------------------------------------------------------
             On and after September 30, 2002,                1.30 to 1.00
             to and including
             December 30, 2002
             -------------------------------------------------------------------
             On and after December 31, 2002,                 1.35 to 1.00
             to and including March  30, 2003
             -------------------------------------------------------------------
             On and after the March 31, 2003                 1.20 to 1.00
             -------------------------------------------------------------------


         (b) The Total Leverage Ratio covenant set forth in SECTION 9.30(f) is amended by substituting the following table for the table set forth at the end of such Section:


             ===================================================================
                   PERIOD                               TOTAL LEVERAGE RATIO
             ===================================================================
             On and after March 31, 2001, to and             9.50 to 1.00
             including June 29, 2001
             -------------------------------------------------------------------
             On and after June 30, 2001,  to and             10.00 to 1.00
             including September 29, 2001
             -------------------------------------------------------------------
             On and after September 30, 2001, to             9.85 to 1.00
             and including December 30, 2001
             -------------------------------------------------------------------
             On and after December 31, 2001, to              9.25 to 1.00
             and including June 29, 2002
             -------------------------------------------------------------------
             On and after June 30, 2002,                     8.75 to 1.00
             to and including September 29, 2002
             -------------------------------------------------------------------
             On and after September 30, 2002,                8.15 to 1.00
             to and including December 30, 2002
             -------------------------------------------------------------------
             On and after December 31, 2002,                 7.75 to 1.00
             to and including March 30, 2003
             -------------------------------------------------------------------
             On and after March 31, 2003, to and             7.50 to 1.00
             including December 30, 2003
             -------------------------------------------------------------------



             ===================================================================
                   PERIOD                               TOTAL LEVERAGE RATIO
             ===================================================================
             On and after December 31, 2003,                 6.50 to 1.00
             to and including December 30, 2004
             -------------------------------------------------------------------
             On and after December 31, 2004,                 5.50 to 1.00
             to and including December 30, 2005
             -------------------------------------------------------------------
             On and after December 31, 2005,                 4.50 to 1.00
             to and including December 30, 2006
             -------------------------------------------------------------------
             On and after December 31, 2006                  4.00 to 1.00
             ===================================================================


PARAGRAPH 2. AMENDMENT FEES. On the Effective Date (hereinafter defined), Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment on or prior to 12:00 p.m. CST on Thursday, May 31, 2001 (the "CONSENT DEADLINE"), the "CONSENTING REVOLVER LENDERS"), an amendment fee in an amount equal to 0.10% of the aggregate Committed Sums under the Revolver Facility of each Consenting Revolver Lender as of the Effective Date and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Term Loan C Lenders consenting to this Amendment on or prior to the Consent Deadline, the "CONSENTING TERM LOAN LENDERS"), an amendment fee in an amount equal to 0.10% of the portion of the Term Loan Principal Debt owed to the Consenting Term Loan Lenders as of the Effective Date but prior to the prepayment from the Net Cash Proceeds of the Additional Subordinated Notes. The failure of Borrower to comply with the provisions of this PARAGRAPH 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

PARAGRAPH 3. CONDITIONS. This Amendment shall be effective on the date (the "EFFECTIVE DATE") upon which (a) the representations and warranties in this Amendment are true and correct; (b) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders;
(c) Borrower has prepaid the Obligation by not less than 100% of the Net Cash Proceeds from the issuance of the Additional Subordinated Notes in accordance with the requirements of SECTION 3.3(B); and (d) Administrative Agent has received payment from Borrower of the amendment fees required to be paid to consenting Lenders and Administrative Agent on the Effective Date pursuant to PARAGRAPH 2 hereof.

PARAGRAPH 4. COMPLIANCE WITH AMENDMENT REQUIREMENTS. On and after the Effective Date, the failure of Borrower, its Subsidiaries, or any Guarantor to comply with the conditions or limitations set forth in this Amendment shall constitute a Default under the Credit Agreement, entitling the Lenders to exercise their Rights under the Loan Documents.

PARAGRAPH 5. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 6. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower, Parent, and each other Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, EXCEPT to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents;
(b) no Default or Potential Default exists, OTHER THAN such Defaults or Potential Defaults existing on the date of execution hereof ,which are addressed by this Amendment, and which will be cured on or prior to the Effective Date of this Amendment; and (c) this Amendment has been duly authorized and approved by all necessary corporate and limited liability company action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower, Parent, and each other Guarantor in accordance with its terms.

PARAGRAPH 7. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 8.     MISCELLANEOUS.

         8.1 This Amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions of SECTIONS 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and VICE VERSA and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         8.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "CREDIT AGREEMENT" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 9. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 10. PARTIES. This Amendment binds and inures to Borrower, Parent, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                                  AMERICAN CELLULAR CORPORATION (SUCCESSOR
                                  BY MERGER TO ACC ACQUISITION CO.), as BORROWER



                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------





















                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                                  ACC ACQUISITION, LLC, PARENT, by its Members, as GUARANTOR

                                  AT&T WIRELESS SERVICES JV CO.


                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------

                                  DOBSON JV COMPANY


                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------














                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                           GUARANTOR:


                           ACC OF KENTUCKY LLC
                           ACC KENTUCKY LICENSE LLC
                           ACC OF MICHIGAN CORPORATION
                           ACC MICHIGAN LICENSE LLC
                           ACC OF MINNESOTA CORPORATION
                           ACC MINNESOTA LICENSE LLC
                           ACC NEW YORK LICENSE I LLC
                           ACC NEW YORK LICENSE II LLC
                           ACC NEW YORK LICENSE III LLC
                           ACC OF OHIO CORPORATION
                           ACC OHIO LICENSE LLC
                           ACC OF PENNSYLVANIA LLC
                           ACC PENNSYLVANIA LICENSE LLC
                           ACC OF TENNESSEE LLC
                           ACC TENNESSEE LICENSE LLC
                           ACC OF WAUSAU CORPORATION
                           ACC WAUSAU LICENSE LLC
                           ACC OF WEST VIRGINIA CORPORATION
                           ACC WEST VIRGINIA LICENSE LLC
                           ACC OF WISCONSIN LLC
                           ACC WISCONSIN LICENSE LLC
                           ALEXANDRA CELLULAR CORPORATION
                           ALTON CELLTELCO CELLULAR CORPORATION
                           ALTON CELLTELCO PARTNERSHIP
                           AMERICAN CELLULAR WIRELESS LLC
                           CELLULAR INFORMATION SYSTEMS OF LAREDO, INC.
                           CHILL CELLULAR CORPORATION
                           DUTCHESS COUNTY CELLULAR TELEPHONE COMPANY, INC. PCPCS CORPORATION


                           By:
                              ---------------------------------------------
                                    Name:
                                          ---------------------------------
                                    Title:
                                          ---------------------------------
                                    (for all of the above-referenced Guarantors)




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.


                                  BANK OF AMERICA, N.A., as ADMINISTRATIVE
                                  AGENT and a LENDER



                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------












                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                  ---------------------------------------------,
                                  AS A LENDER



                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------













                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                  ---------------------------------------------,
                                  AS A LENDER



                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------



                                  By:
                                           -------------------------------------
                                           Name:
                                                    ----------------------------
                                           Title:
                                                    ----------------------------

















                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                  ---------------------------------------------,
                                  AS A LENDER


                                  By:
                                           ------------------------------------,
                                           its
                                               --------------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------












                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                  ---------------------------------------------,
                                  AS A LENDER


                                  By:
                                           ------------------------------------,
                                           its
                                               --------------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------














                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.




                                  ---------------------------------------------,
                                  AS A LENDER


                                  By:
                                           ------------------------------------,
                                           as
                                              ---------------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------













                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), AS BORROWER, Bank of America, N.A., as ADMINISTRATIVE AGENT, certain Lenders, and Guarantors.



                                  ---------------------------------------------,
                                  AS A LENDER


                                  By:
                                           ------------------------------------,
                                           as
                                              ---------------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------



                                           By:
                                                    ---------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------












                       SIGNATURE PAGE TO SECOND AMENDMENT